Keystone Growth and Income Fund (S-1)
(formerly Keystone Custodian Fund, Series S-1)
Seeks growth of capital and income from a careful selection of seasoned companies.

Dear Shareholder:

We are pleased to report on the activities of Keystone Growth and Income Fund (S-1) for the Fund's fiscal year which ended August 31, 1995. At the beginning of 1995, your Fund's investment strategy was revised to include increased flexibility to invest in a broader range of established growth companies. These strategic changes have not altered your Fund's investment objective or Keystone's fundamental investment discipline.

Performance

Your fund returned 13.87% for the twelve-month period which ended August 31, 1995. For the same period, the Standard & Poor's 500, a broad-based index of common stocks, returned 21.45%. We are particularly heartened by your Fund's performance over the most recent six months. Your Fund returned 15.47% during this period, nearly matching the results of the S&P 500 which returned 16.82%. The twelve-month return reflects both the new and old investment strategies; the six-month return represents only the Fund's revised strategy.

   We were encouraged by the early results from your Fund's modified investment strategy. However, we believe the Fund's twelve-month returns were restrained during the first six months of the fiscal year. During this period, stock sectors quickly moved in and out of favor despite good fundamentals and strong earnings for many companies. This was a difficult environment for investors, and most investment managers underperformed the broad market averages in 1994.

   While we believe investors should not be unduly influenced by short-term performance, we would like to acknowledge the improving trend of your Fund so far in 1995.

The market favored established, high quality companies

When we last reported to you in February, the stock market had already begun to climb. Investors, confident that the Federal Reserve Board's actions in 1994 to curb inflation were successful, had reentered the market. Although small- to mid-size companies have recently experienced the strongest price appreciation, the predominant beneficiaries of investors' renewed interest were established, high quality U.S. corporations--the types of companies in which the Fund primarily invests. These included a number of companies with leadership positions in finance and consumer industries, as well as companies with significant operations overseas.

More stocks from which to choose

Early in 1995, your Fund's investment universe was expanded to include a wider variety of stocks. The Fund's main focus remains on selecting stocks of well established, growing companies. However, the Fund now invests not just in the largest companies in the S&P 500, but in companies in the entire S&P 500 and established medium-sized companies such as those in the S&P 400. In addition, we expect to make greater use of the Fund's flexibility to invest in foreign companies. Your Fund's new strategy actively considers established foreign companies that we believe have many of the attractive characteristics we seek in our U.S. holdings. While no strategy provides any guarantees, we believe this new approach gives your Fund valuable flexibility and the potential to provide superior returns over the long term.

                                                                   (continued)

Keystone Growth and Income Fund (S-1)
(formerly Keystone Custodian Fund, Series S-1)

The stock selection process

In managing your Fund, we pursue a disciplined approach to investing that begins with the setting of investment policy. This policy is based upon a detailed evaluation of economic trends. Within this context, Keystone's managers and analysts seek to invest in companies that it believes are leaders in their industries. We seek companies that, in our opinion, have strong growth records, good management, and solid financial bases. We also evaluate other important indicators of long-term success that may affect an individual company. We consistently strive to invest in a broad range of industries to reduce price volatility and risk.

Patience and a long-term view

The stock market's exceptional rally during the first eight months of 1995 is testimony to the dramatic turnarounds stocks can experience over a relatively short period. As The Wall Street Journal reported in early July: "In only six months, investors now have reaped a year and a half of gains, based on the historical return on stocks of about 10% a year. The year to date [performance of stocks] is vindication for investors who stuck to their guns in dismal 1994, when stock funds lost money."(1) Indeed, the returns so far in 1995 validate the importance of maintaining a long-term view when investing in stocks and stock funds.

   As we begin fiscal 1996, a period of moderate economic growth, low inflation, and stable interest rates seems to await us. We think this environment bodes well for stock investing. Of course, no guarantees can be made and there exists the potential for a slowdown in the rate of corporate profit and earnings growth. We will continue to adhere to our strict investment discipline of searching for established companies that we believe can provide your investment with attractive growth of capital and income.

   We appreciate your continued support, and we encourage you to write to us with any questions or comments about your Keystone investment.

Sincerely,

[signature-Albert H. Elfner, III]

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

[signature-George S. Bissell]

George S. Bissell                [picture]                    [picture]
Chairman of the Board
Keystone Funds            Albert H. Elfner, III            George S. Bissell

October 1995

(1) The Wall Street Journal, "Mutual Funds Quarterly Review", July 7, 1995.

A Discussion With
Your Fund Manager

                         [picture of Judith A. Warners]

           Keystone Growth and Income Fund (S-1) is managed by Judith
         A. Warners, vice president and portfolio manager. A member of the Boston Security Analysts Society, Ms. Warners has over 14 years of investment management experience. She holds a BA from
                 Curry College and an MBA from Babson College.

Q The Fund has provided shareholders with an attractive double digit return. What were the contributing factors?

A We attribute the Fund's positive performance over the past twelve months to a combination of factors. First, the general market environment grew increasingly hospitable as the fiscal year progressed. The rising interest rates and robust economic growth of 1994 were supplanted by declining interest rates and much slower growth in 1995. With renewed confidence in the possibility of an economic "soft landing", investors enthusiastically reentered the stock market in 1995, pushing the broad market averages to record highs.

Q How did the Fund perform?

A Fund performance was distinctly different during the first six months compared to the last six months of the period. During the first half, the uncertainties about the economy caused stock sectors to quickly move in and out of favor despite strong earnings for many companies. We also held a higher cash level to help cushion price volatility. As the environment improved at the beginning of 1995, we became more fully invested, and Fund performance accelerated strongly.
  In addition to the market's about-face, the Fund underwent its own changes. To enhance its performance potential, the Fund's investment strategy was modified to allow for more flexibility in security selection. While maintaining its original investment objective, we increased the Fund's ability to invest in an expanded universe of companies (see "Your Fund Invests In" on page 4). We believe this also contributed to the Fund's improved performance during the twelve-month period.

Q The U.S. stock market has performed very well in 1995. Was the change in the economic environment the only cause?

A The change in market dynamics certainly set the stage for this year's spectacular rally. However, we believe greater productivity, increased capital spending, and product innovation on the part of many U.S. companies have renewed investors' faith and interest in the long-term growth potential of U.S. stocks. After years of cost-cutting and restructuring, we believe the United States, as a business enterprise, has regained its ominant position globally. This, in turn, has fueled corporate profit growth and earnings above analysts' expectations. Investors have simply begun to take notice.

--------------------------------------------------------------------------------
Fund Profile

Objective: Seeks growth of capital and income from a careful selection of seasoned companies.
Commencement of investment operations: September 11, 1935
Net assets: $199 million
Newspaper listing: GrIncS1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Keystone Growth and Income Fund (S-1)
(formerly Keystone Custodian Fund, Series S-1)

Your Fund Invests In . . .

(bullet) Established companies with attractive earnings growth

(bullet) Companies with experienced management, a dominant market position and solid balance sheets

(bullet) Turnaround situations and undervalued stocks

(bullet) Primarily large and mid-sized companies, such as those contained in the S&P 500 and the S&P 400 MidCap indexes.

(bullet) U.S. stocks and stocks of established foreign companies
--------------------------------------------------------------------------------

Q Do you have company names that exemplify this strategy?

A Certainly. Gillette, a consumer stock, is one example of a company that has grown its business both at home and abroad. Highly focused on the consumer market, Gillette's commitment to research and new product development has enabled the company to introduce 20 new products in 1994 alone. A Fortune 500 company, Gillette enjoys a global market presence, generating roughly two-thirds of its sales beyond U.S. borders.

  American Express, another portfolio holding, is one of the U.S.'s largest financial services companies. Still undergoing an extensive restructuring, American Express is firming up its balance sheets with aggressive plans to elevate its international financial services operations, reduce costs, and improve productivity.

  A final example, is Merck & Co., the world's largest pharmaceutical company. The stock has benefited this past year from the fizzling out of national healthcare reform, the company's ability to deliver innovative products, and enhancements to its global operations.

Q Each of the companies you mentioned have targeted overseas markets for much of their growth and profit potential. Is there a trend here?

A We believe so. Many of the world's nations, industrialized and emerging, are experiencing varying degrees of economic expansion. And, as the global economy continues to grow, companies that can adapt and develop a dominant market presence should do well. Whether a company is a multinational or a domestic firm, we believe its financial health and earnings growth potential will increasingly rely on its ability to provide competitive services and products to markets around the world. We believe our stock selection criteria complement this emerging trend.

Q Has there been a shift in the portfolio's industry weightings since last
August?

A We've been capitalizing on the wave of restructuring, consolidations, and mergers within the financial services industry. The Fund's finance holdings comprised about 13% of net assets at the end of the period. A concerted effort to minimize overhead and maximize profit potential has enabled many regional banks and larger financial powerhouses to generate tremendous cash flows, which, in turn, are being used to buy back shares or acquire other banks. Merger and acquisition

Top 5 Industries
as of August 31, 1995
                              Percentage of
Industry                      net assets
Finance                           12.5
Telecommunications                 8.6
Capital goods                      8.1
Software services                  6.1
Oil                                5.3
activity seems to be a growing trend in various industries--an area we expect to take advantage of as appropriate opportunities arise.

 The capital goods industries have continued to be an emphasis for us. These are companies involved in the raw materials, construction, industrial and manufacturing industries. With the combination of the Federal Reserve Board taking pressure off interest rates, expansion of world economies, and infrastructure building in emerging countries, we believe many U.S. industrial companies that have emerged successfully from restructuring and have further room to grow. We think John Deere and General Electric, are good examples.

 In the first quarter of 1995 we increased the Fund's weighting in technology stocks, and continued to increase the Fund's weighting as we identified attractive opportunities. Overall, technology has rallied quite a bit in 1995. We tapped into that growth potential by investing in Hewlett-Packard and Microsoft as well as selected medium-sized companies. At roughly a $4 billion market capitalization, Informix Corporation, a database management software developer, is one new addition to the portfolio.

Q What is your outlook?

A It appears we may be in the midst of a "soft landing," an environment of moderate economic growth, stable-to-declining interest rates, and low inflation. We think this scenario, along with the potential for spending cuts and tax-cut initiatives in Washington, should combine to have a positive influence on the stock market over the next six to twelve months.

Top 10 Holdings
as of August 31 , 1995

                                                             Percentage of
Stock                   Industry                             net assets
General Electric        Capital goods                              2.4
Microsoft               Software services                          2.2
BankAmerica             Finance                                    2.1
Time Warner             Advertising & publishing                   2.1
Xerox                   Office & business equipment                2.1
Norwest                 Finance                                    2.0
GTE                     Telecommunications                         2.0
McDonald's              Restaurants                                1.8
Thermo Electron         Capital goods                              1.8
Intel                   Electronics products                       1.7

 While there exists speculation about the continued strength of corporate profit growth in the face of a slowing economy, we remain optimistic about the growth potential of U.S. companies and, in particular, the earnings growth rates of the companies we have chosen for the Fund's portfolio. We base our stock selection on a company's fundamental outlook--the health of its finances, the competitiveness of its products and services, and its ability to grow its business over the long term. We believe this investment strategy should serve the Fund well in the months ahead.

                                 [diamond]
                 This column is intended to answer questions
                   about your Fund. If you have a question
                  you would like answered, please write to:
               Keystone Investment Distributors Company, Inc.,
                  Attn: Manager, Shareholder Communications,
                       22nd Floor, 200 Berkeley Street,
                      Boston, Massachusetts 02116-5034.

Keystone Growth and Income Fund (S-1)
(formerly Keystone Custodian Fund, Series S-1)

Your Fund's Performance

Growth of an investment in
Keystone Growth and Income Fund (S-1)

In Thousands
          Initial      Reinvested
        Investment   Distributions
8/85      10000          10000
8/86      12537          13453
8/87      13387          18134
8/88       9307          13682
8/89      12207          18469
8/90      11288          17626
8/91      12350          22001
8/92      11391          22085
8/93      12498          25245
8/94      11411          25063
8/95      11298          28539

A $10,000 investment in Keystone Growth and Income Fund (S-1) made on August 31, 1985 with all distributions reinvested was worth $28,539 on August 31, 1995. Past performance is no guarantee of future results.


   The one-year return reflects the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. for font download only

Twelve-Month Performance             as of August 31, 1995

Total return*                             13.87%
Net asset value 8/31/94                  $23.21
                8/31/95                  $22.98
Dividends                                $ 0.36
Capital gains                            $ 2.78

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record                    as of August 31, 1995

                                     If you       If you did
Cumulative total return            redeemed       not redeem
1-year                               10.90%        13.87%
5-year                               61.91%        61.91%
10-year                             185.39%       185.39%
Average annual total return
1-year                               10.90%        13.87%
5-year                               10.12%        10.12%
10-year                              11.06%        11.06%


You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone
Growth and Income Fund (S-1), Standard and Poor's 500 Index and the Consumer Price Index.

August 31, 1985 through August 31, 1995

In Thousands

                     S&P
          Fund       500       CPI

8/85      10000     10000     10000
8/86      13453     13873     10157
8/87      18134     18627     10593
8/88      13682     15280     11019
8/89      18469     21192     11537
8/90      17626     20102     12185
8/91      22001     25500     12648
8/92      22085     27542     13046
8/93      25245     31730     13407
8/94      25063     33467     13796
8/95      28539     40647     14120


Past performance is no guarantee of future results.
The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for at least one year. Consumer Price Index is through July 31, 1995.


Average Annual Total Returns
1 Year           5 Year          10 Year
10.90%           10.12%          11.06%

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Growth and Income Fund (S-1)

The Fund seeks growth of capital and income from a careful selection of seasoned companies. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

   These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the

Keystone Growth and Income Fund (S-1)
(formerly Keystone Custodian Fund, Series S-1)

other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

SCHEDULE OF INVESTMENTS--August 31, 1995

                                              Market
                                 Shares        Value
========================================================
COMMON STOCKS (95.9%)
ADVERTISING & PUBLISHING (2.6%)
Time Warner, Inc.                100,000    $ 4,212,500
Viacom, Inc. (a)                  20,000        972,500
--------------------------------------------------------
                                              5,185,000
--------------------------------------------------------
AEROSPACE (1.9%)
Boeing Co. (The)                  32,000      2,040,000
Loral Corp.                       35,000      1,916,250
--------------------------------------------------------
                                              3,956,250
--------------------------------------------------------
AMUSEMENTS (0.5%)
Disney (Walt) Co.                 19,500      1,094,437
--------------------------------------------------------
AUTOMOTIVE (4.8%)
Chrysler Corp.                    50,000      2,693,750
Ford Motor Co.                    46,200      1,414,875
General Motors Corp.              46,810      2,200,070
Goodyear Tire & Rubber Co.        44,000      1,760,000
Volvo AB, ADR, Class B            75,400      1,512,712
--------------------------------------------------------
                                              9,581,407
--------------------------------------------------------
BUILDING MATERIALS (1.0%)
Pulte Corp.                       75,000      2,025,000
--------------------------------------------------------
CAPITAL GOODS (8.1%)
Caterpillar, Inc.                 32,000      2,148,000
Deere & Co.                       26,000      2,223,000
Emerson Electric Co.              48,300      3,447,412
General Electric Co.              80,200      4,721,775
Thermo Electron Corp. (a)         82,750      3,568,594
--------------------------------------------------------
                                             16,108,781
--------------------------------------------------------
CHEMICALS (3.4%)
Dow Chemical Co.                  28,500      2,109,000
Potash Corp. of Saskatchewan,
  Inc.                            30,000      1,706,250
PPG Industries, Inc.              70,000      2,992,500
--------------------------------------------------------
                                              6,807,750
--------------------------------------------------------
CONSUMER GOODS (3.0%)
CUC International, Inc. (a)       75,000      2,559,375
Eastman Kodak Co.                 25,000      1,440,625
Gillette Co.                      30,000      1,252,500
Melville Corp.                    25,000        834,375
--------------------------------------------------------
                                              6,086,875
--------------------------------------------------------
DIVERSIFIED COMPANIES (1.0%)
AlliedSignal, Inc.                45,600      2,023,500
--------------------------------------------------------
DRUGS (3.2%)
Abbott Laboratories               31,500    $ 1,220,625
Amgen, Inc. (a)                    2,000         95,875
Johnson & Johnson                 20,000      1,380,000
Merck & Co., Inc.                 42,500      2,119,687
Schering-Plough Corp.             32,000      1,492,000
--------------------------------------------------------
                                              6,308,187
--------------------------------------------------------
ELECTRONICS PRODUCTS (4.2%)
Applied Materials, Inc. (a)       15,000      1,563,750
Intel Corp.                       56,200      3,452,787
KLA Instruments Corp. (a)         15,000      1,278,750
Texas Instruments, Inc.           28,400      2,126,450
--------------------------------------------------------
                                              8,421,737
--------------------------------------------------------
FINANCE (12.5%)
American Express Co.              53,000      2,139,875
Bank of Boston Corp.              77,000      3,388,000
BankAmerica Corp.                 75,000      4,237,500
Beacon Properties, REIT           50,000      1,075,000
Camden Property Trust, REIT       45,000        984,375
Citicorp                          21,000      1,393,875
Fleet Financial Group, Inc.       60,000      2,220,000
MBNA Corp.                        51,500      1,828,250
Merrill Lynch & Co., Inc.         40,000      2,305,000
Norwest Corp.                    135,000      4,066,875
Oasis Residential, Inc., REIT     42,000        950,250
--------------------------------------------------------
                                             24,589,000
--------------------------------------------------------
FOODS (4.8%)
Coca-Cola Co.                     13,500        867,375
ConAgra, Inc.                     59,000      2,234,625
CPC International, Inc.           40,600      2,552,725
Philip Morris Cos., Inc.          25,900      1,932,788
Sara Lee Corp.                    74,000      2,053,500
--------------------------------------------------------
                                              9,641,013
--------------------------------------------------------
HEALTHCARE SERVICES (1.2%)
Columbia / HCA Healthcare
  Corp.                           45,000      2,115,000
Medtronic, Inc.                    3,000        283,125
--------------------------------------------------------
                                              2,398,125
--------------------------------------------------------
INSURANCE (4.5%)
Allstate Corp.                    40,974      1,387,994
American General Corp.            64,000      2,256,000
American International Group,
  Inc.                            37,875      3,053,672
PMI Group, Inc.                   50,000      2,225,000
--------------------------------------------------------
                                              8,922,666
--------------------------------------------------------


See Notes to Financial Statements. (continued on next page)

Keystone Growth and Income Fund (S-1)
(formerly Keystone Custodian Fund, Series S-1)

SCHEDULE OF INVESTMENTS--August 31, 1995

                                              Market
                                 Shares        Value
========================================================
METALS & MINING (1.0%)
Aluminum Company of America        8,000   $    457,000
Phelps Dodge Corp.                25,000      1,584,375
--------------------------------------------------------
                                              2,041,375
--------------------------------------------------------
NATURAL GAS (1.2%)
Anadarko Petroleum Corp.          50,000      2,387,500
--------------------------------------------------------
OFFICE & BUSINESS
 EQUIPMENT (4.9%)
Hewlett-Packard Co.               33,500      2,680,000
IBM Corp.                         27,800      2,873,825
Xerox Corp.                       34,000      4,105,500
--------------------------------------------------------
                                              9,659,325
--------------------------------------------------------
OIL (5.3%)
Amoco Corp.                       27,120      1,728,900
Exxon Corp.                       30,000      2,062,500
Mobil Corp.                       11,100      1,057,275
Occidental Petroleum Corp.        65,000      1,413,750
Royal Dutch Petroleum Co.          8,500      1,013,625
Unocal Corp.                     113,000      3,291,125
--------------------------------------------------------
                                             10,567,175
--------------------------------------------------------
OIL SERVICES (2.1%)
Schlumberger, Ltd.                50,805      3,276,923
Tidewater, Inc.                   40,000        990,000
--------------------------------------------------------
                                              4,266,923
--------------------------------------------------------
PAPER & PACKAGING (1.4%)
Bowater, Inc.                     15,000        716,250
Georgia-Pacific Corp.             23,000      2,070,000
--------------------------------------------------------
                                              2,786,250
--------------------------------------------------------
RESTAURANTS (1.8%)
McDonald's Corp.                  99,572      3,634,378
--------------------------------------------------------
RETAIL (3.6%)
Home Depot, Inc.                  43,500      1,734,563
Office Depot, Inc. (a)            31,500        980,438
Sears, Roebuck and Co.            44,200      1,430,975
Tandy Corp.                       21,000      1,304,625
Wal-Mart Stores, Inc.             70,000      1,723,750
--------------------------------------------------------
                                              7,174,351
--------------------------------------------------------
SERVICES (2.0%)
Browning Ferris Industries,
  Inc.                            60,000      2,017,500
Loewen Group, Inc.                50,000      1,918,750
--------------------------------------------------------
                                              3,936,250
--------------------------------------------------------
SOFTWARE SERVICES (6.1%)
BMC Software, Inc. (a)            45,000   $  1,912,500
Computer Sciences Corp. (a)       20,000      1,205,000
Informix Corp. (a)                55,000      1,529,687
Microsoft Corp. (a)               47,000      4,344,563
Novell, Inc. (a)                  43,500        785,719
Oracle Systems Corp. (a)          55,000      2,203,438
--------------------------------------------------------
                                             11,980,907
--------------------------------------------------------
TELECOMMUNICATIONS (8.6%)
Airtouch Communications (a)       58,500      1,901,250
AT&T Corp.                        25,200      1,423,800
Bell South Corp.                  44,000      3,025,000
Cabletron Systems, Inc. (a)       58,000      3,066,750
GTE Corp.                        106,400      3,896,900
Motorola, Inc.                    30,600      2,287,350
SBC Communications, Inc.          30,000      1,518,750
--------------------------------------------------------
                                             17,119,800
--------------------------------------------------------
UTILITIES (1.2%)
Central & South West Corp.       101,000      2,474,500
--------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost--$163,891,728)                      191,178,462
========================================================
PREFERRED STOCKS (2.4%)
Insurance (1.4%)
AllState Corp.                    30,000      1,215,000
American General Del LLC,
  Series A                        30,000      1,590,000
--------------------------------------------------------
                                              2,805,000
--------------------------------------------------------
TELECOMMUNICATIONS (0.4%)
Sprint Corp.                      25,000        846,875
--------------------------------------------------------
TRANSPORTATION (0.6%)
Burlington Northern, Inc.,
  Conv., Series A                 16,200      1,190,700
--------------------------------------------------------
TOTAL PREFERRED STOCKS
  (Cost--$4,209,563)                          4,842,575
========================================================


See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS--August 31, 1995

                                  Maturity       Market
                                   Value         Value
============================================================
SHORT-TERM INVESTMENTS (3.5%)
Investments in repurchase
  agreements, in a joint
  trading account purchased
  08/31/95, 5.82%, maturing
  09/01/95                      $6,966,126    $  6,965,000
------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost--$6,965,000)                             6,965,000
============================================================
TOTAL INVESTMENTS
  (Cost--$175,066,291) (b)                     202,986,037
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--
  NET (-1.8%)                                   (3,529,910)
------------------------------------------------------------
NET ASSETS (100%)                             $199,456,127
============================================================


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income-producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 31, 1995.

(c) The cost of investments for federal income tax purposes amounted to $175,099,274. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at August 31, 1995 are as follows:

    Gross unrealized appreciation      $28,746,533
    Gross unrealized depreciation         (859,770)
                                         ----------
    Net unrealized appreciation        $27,886,763
                                         ----------
    Legend of Portfolio Abbreviations:
     ADR--American Depository Receipts
     REIT--Real Estate Investment Trust

See Notes to Financial Statements.

Keystone Growth and Income Fund (S-1)
(formerly Keystone Custodian Fund, Series S-1)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                                         Year Ended August 31,
                     ---------------------------------------------------------------------------------------------------------
                     1995       1994        1993       1992       1991       1990       1989       1988        1987      1986
==============================================================================================================================
Net asset value
  beginning of
  year            $  23.21   $  25.42    $  23.17   $  25.12   $  22.97   $  24.82   $  18.93   $  27.23   $  25.49   $ 20.34
------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations:
Net investment
  income              0.25       0.16        0.11       0.15       0.19       0.22       0.32       0.46       0.18       0.46
Net gain (loss)
  on investments      2.66      (0.35)       3.11      (0.11)      4.72      (1.29)      6.16      (6.77)      6.50       6.34
Net commissions
  paid on fund
  share sales (a)        0          0           0          0          0          0          0          0          0      (0.23)
-------------------------------------------------------------------------------------------------------------------------------
Total from
  investment
  operations          2.91      (0.19)       3.22       0.04       4.91      (1.07)      6.48      (6.31)      6.68       6.57
-------------------------------------------------------------------------------------------------------------------------------
Less
  distributions
  from:
Net investment
  income             (0.25)     (0.23)      (0.11)     (0.15)     (0.26)     (0.65)     (0.59)     (0.46)     (0.42)     (0.48)
In excess of net
  investment
  income             (0.11)     (0.05)      (0.17)     (0.17)     (0.25)     (0.09)         0          0          0          0
Net realized
  gain on
  investments        (2.78)     (1.74)      (0.69)     (1.67)     (2.25)     (0.04)         0      (1.53)     (4.52)     (0.94)
-------------------------------------------------------------------------------------------------------------------------------
Total
  distributions      (3.14)     (2.02)      (0.97)     (1.99)     (2.76)     (0.78)     (0.59)     (1.99)     (4.94)     (1.42)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value
  end of year     $  22.98   $  23.21    $  25.42   $   3.17   $  25.12   $  22.97   $  24.82   $  18.93   $  27.23   $  25.49
-------------------------------------------------------------------------------------------------------------------------------
Total return (b)     13.87%     (0.72%)     14.31%      0.38%     24.82%     (4.56%)    34.99%    (24.55%)      .80%     34.53%
Ratios/supplemental
  data
Ratios to
  average net
  assets:
Total expenses        1.75%      2.07%       2.28%     2.08%      2.33%       2.35%      2.05%      1.77%      2.21%      1.12%
Net investment
 income               1.09%      0.67%       0.47%     0.61%      0.93%        .36%      2.16%      2.28%      0.88%      2.04%
Portfolio turnover
  rate                 115%        73%         96%       95%        64%         47%        44%        82%        71%       106%
-------------------------------------------------------------------------------------------------------------------------------
Net assets end
  of year
  (thousands)     $199,456   $208,532    $234,688  $204,004   $176,985    $154,124   $187,696   $195,375   $261,804   $117,625
===============================================================================================================================

(a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange Commission adopted a rule which required for financial statements for periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 be treated as operating expenses rather than capital charges. Accordingly, beginning with the year fiscal ended August 31, 1987, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., shareholder service fees plus commissions paid net of deferred sales charges received by the Fund) as a component of net investment income.

(b) Excluding applicable sales charges.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

====================================================================
Assets (Note 1):
 Investments at market value
    (identified cost--$175,066,291)                    $202,986,037
 Cash                                                           851
  Receivable for:
  Fund shares sold                                           25,777
  Dividends and interest                                    563,091
  Foreign tax reclaim                                         2,653
  Other assets                                               19,569
--------------------------------------------------------------------
   Total assets                                         203,597,978
--------------------------------------------------------------------
Liabilities (Note 4):
 Payable for:
  Investments purchased                                   1,614,215
  Fund shares redeemed                                       99,490
  Capital gains distribution                              2,339,033
 Accrued reimbursable expenses                                6,465
 Other accrued expenses                                      82,648
--------------------------------------------------------------------
   Total liabilities                                      4,141,851
--------------------------------------------------------------------
Net assets                                             $199,456,127
====================================================================
Net assets represented by (Note 1):
 Paid-in capital                                       $162,262,131
 Undistributed net investment income                      3,637,729
 Accumulated net realized gain (loss) on
  investments                                             5,636,521
 Net unrealized appreciation (depreciation) on
  investments                                            27,919,746
--------------------------------------------------------------------
   Total net assets applicable to outstanding
      shares of beneficial interest ($22.98 per
      share on 8,677,778 shares outstanding)           $199,456,127
====================================================================

STATEMENT OF OPERATIONS
Year Ended August 31, 1995
====================================================================
Investment income (Note 1):
  Dividends (net of withholding taxes
   of $7,504)                                          $ 4,613,927
Interest                                                   932,756
--------------------------------------------------------------------
    Total income                                         5,546,683
--------------------------------------------------------------------
Expenses (Notes 2 and 4):
  Management fee                         $1,318,897
  Transfer agent fees                       694,072
  Accounting, auditing and legal             51,563
  Custodian fees                             90,738
  Printing                                   18,091
  Trustees' fees and expenses                36,505
  Distribution Plan expenses              1,142,220
  Registration fees                          43,479
  Miscellaneous expenses                     18,739
--------------------------------------------------------------------
   Total expenses                                        3,414,304
--------------------------------------------------------------------
Net investment income                                    2,132,379
--------------------------------------------------------------------
Net realized gain (loss) on
  investments  sold (Notes 1 and 3):                    21,450,785
  Net change in unrealized appreciation
   (depreciation) on investments                         1,448,539
--------------------------------------------------------------------
  Net gain (loss) on investments                        22,899,324
--------------------------------------------------------------------
  Net increase in net assets resulting
   from operations                                     $25,031,703
====================================================================
See Notes to Financial Statements.

Keystone Growth and Income Fund (S-1)
(formerly Keystone Custodian Fund, Series S-1)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended August 31,
                                                                            1995           1994
======================================================================================================
Operations:
  Net investment income                                                $  2,132,379    $  1,465,913
  Net realized gain (loss) on investments                                21,450,785      14,911,716
  Net change in unrealized appreciation
    (depreciation) on investments                                         1,448,539     (18,264,585)
------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
       resulting from operations                                         25,031,703      (1,886,956)
------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Notes 1 and 5):
  Net investment income                                                  (2,132,379)     (2,132,697)
  In excess of net investment income                                       (998,558)       (427,099)
  Net realized gain on investments                                      (23,335,489)    (15,848,242)
------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                (26,466,426)    (18,408,038)
------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
  Proceeds from shares sold                                              24,297,348      28,162,081
  Payment for shares redeemed                                           (54,390,106)    (49,724,383)
  Net asset value of shares issued in reinvestment of
    dividends and distributions                                          22,451,463      15,701,675
------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from
    capital share transactions                                           (7,641,295)     (5,860,627)
------------------------------------------------------------------------------------------------------
 Total decrease in net assets                                            (9,076,018)    (26,155,621)
------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                     208,532,145     234,687,766
------------------------------------------------------------------------------------------------------
  End of year [including undistributed net investment income as
    follows: 1995--$3,637,729 and 1994--$1,181,883] (Note 1)           $199,456,127    $208,532,145
======================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Growth and Income Fund (S-1) (formerly known as Keystone Custodian Fund, Series S-1), (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly known as Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly known as Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair under the direction of the Board of Trustees:
(a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which when combined with accrued interest, approximates market. Short-term investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

KEYSTONE GROWTH AND INCOME FUND (S-1)
(formerly Keystone Custodian Fund, Series S-1)

Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchase and sales of investment, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign currency exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

B. Securities transactions are accounted for on the day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All original issue discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of the collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

 Pursuant to an exemptive order issued by the Securities and Exchange Commission, Keystone Growth and Income Fund (S-1), along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and/or Federal Agency obligations.

E. The Fund distributes net investment income to shareholders quarterly and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment of 12b-1 expenses prior to April 1995 and short-term capital gains.

(2.) Capital Share Transactions

The Trust agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                Year Ended August 31,
                                 1995           1994
----------------------------------------------------------
Shares sold                    1,107,879      1,188,692
Shares redeemed               (2,449,356)    (2,108,660)
Shares issued in
  reinvestment of
  dividends and
  distributions                1,033,621        673,248
----------------------------------------------------------
Net decrease                    (307,856)      (246,720)
==========================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Co. (formerly known as Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

   In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 4.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

   To the extent fund shares purchased prior to January 1, 1992 are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.00% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross sales since the inception of the Fund's 12b-1 Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

   Since July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by NASD rule, been paid to KIDC rather than to the Fund.

   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC since January 1, 1992.

KEYSTONE GROWTH AND INCOME FUND (S-1)
(formerly Keystone Custodian Fund, Series S-1)

   During the year ended August 31, 1995, the Fund paid KIDC $1,267,118 under the Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charge, was $1,142,220 (0.58% of the Fund's average daily net assets). During the period, KIDC received $284,519 after payments of commissions on new sales and service fees to dealers and others of $982,599.

(3.) Securities Transactions

For the year ended August 31, 1995, purchases and sales of investment securities (including proceeds received at maturity) were as follows:

                               Cost of         Proceeds
                              Purchases       from Sales
----------------------------------------------------------

Portfolio securities      $  207,116,556    $  223,922,785
Short-term investments     3,573,851,775     3,582,837,384
----------------------------------------------------------
                          $3,780,968,331    $3,806,760,169
==========================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is calculated by applying percentage rates, starting at 0.70% and declining as net assets increase to 0.35% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

   During the year ended August 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $1,318,897 which represented 0.68% of the Fund's average daily net asset value during the year. Of such amount paid to KMI, $1,121,062 was paid to Keystone for its services to the Fund.

   During the year ended August 31, 1995, the Fund paid or accrued $30,194 to KII as reimbursement for certain accounting services. The Fund paid or accrued $694,072 to KIRC for transfer agent services.

(5.) Distributions to Shareholders

A distribution of net investment income of $0.05 per share was declared payable by October 5, 1995 to shareholders of record September 25, 1995. This distribution is not reflected in the accompanying financial statements.

FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS (Unaudited)

   During the fiscal year ended August 31, 1995, distributions of $3.14 per share were paid in shares or cash. This total includes a taxable long-term capital gain distributions of $2.78 per share. The remaining $0.36 per share is taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts.

   The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting
(book) purposes and Internal Revenue Service (tax) purposes.

   In January 1996, we will send you complete information on the distributions paid during the calendar year 1995 to help you in completing your federal tax return.

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Growth and Income Fund (S-1)

We have audited the accompanying statement of assets and liabilities of Keystone Growth and Income Fund (S-1)(formerly Keystone Custodian Fund, Series S-1), including the schedule of investments, as of August 31, 1995 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Growth and Income Fund (S-1), as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
September 29, 1995

[Back Cover]

Keystone
Family Of Funds
(diamond)
Balanced Fund (K-1)
Diversified Bond Fund (B-2)
Growth and Income Fund (S-1)
High Income Bond Fund (B-4)
International Fund
Liquid Trust
Mid-Cap Growth Fund (S-3)
Precious Metals Holdings
Quality Bond Fund (B-1)
Small Company Growth Fund (S-4)
Strategic Growth Fund (K-2)
Tax Exempt Trust
Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone at 1-800-343-2898.


[Keystone Logo] KEYSTONE INVESTMENTS
                P.O. Box 2121
                Boston, Massachusetts 02106-2121


GAI-AR-10/95               "Recycled" symbol
17M

[Front Cover]


KEYSTONE

[Photo: Man holding little child]

GROWTH AND
INCOME FUND (S-1)


[Keystone Logo]

ANNUAL REPORT
AUGUST 31, 1995